U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:
                Date of Earliest Event Reported: November 1, 1999




                                  NEWGOLD, INC.
                                  -------------



  Delaware                           0-20722                     16-1400479
-------------                        -------                 -------------------
(State or Other               (Commission File No.)          (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)

                               3090 Boeing Road
                             Cameron Park, CA 95612
                     --------------------------------------
                    (Address of Principal Executive Offices)

                                 (916) 672-1116
                     --------------------------------------
                           (Issuer's Telephone Number)






                     --------------------------------------
                   (Former Name, if changed since Last Report)




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
Item 1. Changes in Control of Registrant.

N/A

Item 2. Acquisition or Disposition of Assets.

N/A

Item 3. Bankruptcy or Receivership.

N/A

Item 4. Changes in Registrant's Certifying Accountants

N/A
Item 5. Other Events

         On November 1, 1999, Registrant announced the signing of a agreement extending the expiration date to February 1, 2000, of a proposed a merger with Comercis, formerly Business Web, Inc. See attached Press Release.


Item 6. Resignation of Registrant's Directors

N/A

Item 7.  Financial Statements. Pro Forma Financial Information and Exhibits.

N/A

Item 8.  Change in Fiscal Year

N/A


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
                                  PRESS RELEASE

Newgold, Inc.
3090 Boeing Road
Cameron Park, CA 95612

FOR IMMEDIATE RELEASE

NEWGOLD, INC. AND BUSINESS WEB, INC. dba COMERCIS
SIGN AGREEMNT TO EXTEND DATE FOR COMPLETION OF MERGER

CAMERON PARK, CALIFORNIA, U.S.A., November 1, 1999. A. Scott Dockter, President and Chairman of Newgold, Inc., (NGLD) NASD OTC Electronic Bulletin Board, and Chris Meaux, Chairman and President of Comercis announce today that the two companies have signed an agreement whereby the merger agreement which was to have expired on Sunday, October 31, 1999 at midnight is extended to February 1, 2000.

Press Contact:
For more information regarding this announcement, please contact A. Scott Dockter, President of Newgold, Inc., at (916) 672-1116 or Michael M. Kessler of Comercis at (817) 421-9770.

THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. Some of the statements contained in this release are forward-looking in nature. The accuracy of these statements cannot be guaranteed as they are subject to a variety of risks and other related factors detailed in the Company's filings with the Securities and Exchange Commission.

               NO REGULATORY AUTHORITY HAS APPROVED OR DISAPPROVED
                           THE CONTENT OF THIS RELEASE

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized .

                                            NEWGOLD, INC.

Date:  November 2, 1999                        By:/s/Robert Morris
                                               -----------------------
                                               Robert Morris,
                                               Chief Financial Officer






























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